UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2011

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia		30092
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01	Other Events.

On October 25, 2011, S1 Corporation (the “Company”) issued a press release announcing that it had reached a settlement in principal with the plaintiffs in a consolidated class action lawsuit relating to the now-terminated merger with Fundtech Ltd. and the proposed acquisition of the Company by ACI Worldwide, Inc. (“ACI”).

As previously disclosed, three purported class action lawsuits had been filed against the Company and the Company’s directors in connection with the now-terminated merger with Fundtech and the proposed acquisition of the Company by ACI: Levitan v. S1 Corporation, et al., C.A. No. 6730 , Mang v. Dreyer, et al., C.A. No. 6760 and Yu v. S1 Corporation, et al., C.A. No. 6771, which were filed on July 29, 2011, August 8, 2011 and August 9, 2011, respectively, in the Court of Chancery of the State of Delaware. On August 18, 2011, the three cases were consolidated under the caption In re S1 Corporation Shareholders Litigation, C.A. No. 6771-VCP. On October 25, 2011, the Company, the other named defendants and the plaintiffs reached an agreement in principle providing for the settlement and dismissal of their lawsuits. Pursuant to that agreement, the Company agreed to make certain supplemental disclosures to its Solicitation/Recommendation Statement on Schedule 14D-9, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information and Where to Find It

S1 Corporation has filed a Solicitation/Recommendation Statement on Schedule 14D-9, as amended, with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THAT STATEMENT AND OTHER MATERIALS FILED WITH THE SEC BY S1 BECAUSE THEY CONTAIN IMPORTANT INFORMATION. S1 stockholders and other interested parties may obtain, free of charge, copies of S1’s Schedule 14D-9 and other documents filed by S1 with the SEC at the SEC’s website at http://www.sec.gov. In addition free copies of the documents filed by S1 with the SEC with respect to the exchange offer may be obtained by contacting S1’s Investor Relations at (404) 923-3500 or by accessing S1’s investor relations website at www.s1.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	S1 Corporation press release dated October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

Date: October 26, 2011	By:	/s/ Gregory D. Orenstein
	Name:	Gregory D. Orenstein
	Title:	SVP, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	S1 Corporation press release dated October 25, 2011.